UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): December 16, 2021

ORGENESIS INC.

(Exact name of registrant as specified in its charter)

Nevada	001-38416	98-0583166
(State or other jurisdiction	(Commission	(IRS Employer
of incorporation	File Number)	Identification No.)

20271 Goldenrod Lane, Germantown, MD 20876

(Address of principal executive offices) (Zip Code)

Registrant’s telephone number, including area code: (480) 659-6404

Not Applicable

(Former name or former address, if changed since last report.)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a -12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d -2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e -4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common Stock	ORGS	The Nasdaq Capital Market

Indicate by check mark whether the registrant is an emerging growth company as defined in in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b -2 of this chapter).

Emerging growth company ☐

If an emerging growth company, indicate by checkmark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 5.07 Submission of Matters to a Vote of Security Holders

On December 16, 2021, Orgenesis Inc. (the “Company”) held its 2021 annual meeting of stockholders (the “2021 Annual Meeting”) at 10:00 a.m. in a virtual-only meeting format as a result of public health and travel guidance due to COVID-19. As of October 19, 2021, the record date for the 2021 Annual Meeting, there were 24,275,276 shares of the Company’s common stock, par value $0.0001 per share (“Common Stock”), issued and outstanding. A quorum of common stockholders, present virtually in person or by proxy, representing 9,921,750 shares of Common Stock, or approximately 40.87% of the shares entitled to vote, was present at the 2021 Annual Meeting. A description of the material terms of each proposal set forth below were included in the Company’s definitive proxy statement filed with the Securities and Exchange Commission (the “SEC”) on October 19, 2021. The final voting results of the 2021 Annual Meeting are set forth below.

1. Proposal to elect directors to serve until the 2022 Annual Meeting of Stockholders.

The Company’s stockholders elected each of the Company’s six nominees for director to serve a term of one year to expire at the 2022 annual meeting of stockholders or until their respective successors are duly elected and qualified, as set forth below:

Name	Votes For	Votes Withheld
Vered Caplan	5,522,702	95,750
Guy Yachin	5,458,855	159,597
David Sidransky	4,318,762	1,299,690
Yaron Adler	5,465,513	152,939
Ashish Nanda	5,455,940	162,512
Mario Philips	5,528,892	89,560

2. Proposal to ratify the appointment of Kesselman & Kesselman C.P.A.s, a member firm of PricewaterhouseCoopers International Limited, as the Company’s independent registered public accounting firm for the fiscal year ending December 31, 2021.

Votes For	Votes Against	Abstain	Broker Non-Votes
9,921,067	566	117	-

Proposals 1 and 2 received the requisite number of votes and were approved.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

ORGENESIS INC.

By:	/s/ Neil Reithinger
Neil Reithinger
Chief Financial Officer, Treasurer and Secretary
December 17, 2021